STATEMENT OF ADDITIONAL INFORMATION

JANUARY 28, 2022, AS AMENDED AND RESTATED AUGUST 19, 2022

THE OAKMARK FUNDS

No-Load Funds

111 South Wacker Drive
Chicago, Illinois 60606-4319
Telephone 1-800-OAKMARK (1-800-625-6275)
Oakmark.com

	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark Fund	OAKMX	OAYMX	OANMX	OAZMX
Oakmark Select Fund	OAKLX	OAYLX	OANLX	OAZLX
Oakmark Global Fund	OAKGX	OAYGX	OANGX	OAZGX
Oakmark Global Select Fund	OAKWX	OAYWX	OANWX	OAZWX
Oakmark International Fund	OAKIX	OAYIX	OANIX	OAZIX
Oakmark International Small Cap Fund	OAKEX	OAYEX	OANEX	OAZEX
Oakmark Equity and Income Fund	OAKBX	OAYBX	OANBX	OAZBX
Oakmark Bond Fund	OAKCX	OAYCX	OANCX	OAZCX

This Statement of Additional Information ("SAI") relates to Oakmark Fund ("Oakmark Fund"), Oakmark Select Fund ("Select Fund"), Oakmark Global Fund ("Global Fund"), Oakmark Global Select Fund ("Global Select Fund"), Oakmark International Fund ("International Fund"), Oakmark International Small Cap Fund ("International Small Cap Fund"), Oakmark Equity and Income Fund ("Equity and Income Fund"), and Oakmark Bond Fund ("Bond Fund") (each a "Fund" and collectively the "Funds"), each a series of Harris Associates Investment Trust (the "Trust") that offers shares pursuant to a prospectus dated January 28, 2022 as amended and restated August 1, 2022. This SAI is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this SAI and any supplement thereto. You may obtain the Funds' prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above. The financial statements of each Fund for the most recent fiscal year may be found in the Funds' annual report and are incorporated herein by reference.

THE FUNDS

Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund and International Small Cap Fund seek long-term capital appreciation. Equity and Income Fund seeks income and preservation and growth of capital. Bond Fund seeks to maximize both current income and total return, consistent with prudent investment and principal protection management.

The Funds are individual series of the Trust, an open-end management investment company, and each Fund other than Select Fund and Global Select Fund is diversified. The Trust has been a Massachusetts business trust since February 1, 1991. It is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") and operates pursuant to an Amended and Restated Agreement and Declaration of Trust dated October 19, 2016 (the "Declaration of Trust").

INVESTMENT RESTRICTIONS

The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectus. The first 9 restrictions listed below, except the bracketed portions and the footnote related to restriction 9, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the 1940 Act as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

Fundamental

In pursuing their respective investment objectives, no Fund will:

1.  [This restriction does not apply to Select Fund and Global Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2.  Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.  Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

4.  Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief;

5.  Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

6.  Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief;

7.  Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws;

9.  Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(1)

Non-Fundamental

10.  Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

11.  Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments;

12.  [Oakmark Fund and Select Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts ("ADRs")); [Equity and Income Fund and Bond Fund only] Invest more than 35% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by ADRs);

13.  Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(2)) does not exceed 5% of the value of the Fund's net assets;

14.  Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

15.  Write any call option or put option unless immediately thereafter the gross notional value of all such options written by the Fund would not exceed 15% of its net assets;

Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund and Global Select Fund, that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. An exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or already would have been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

(1)  In addition to this investment restriction, the 1940 Act provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by a Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(2)  A short sale "against the box" involves the sale of a security with respect to which a Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

HOW THE FUNDS INVEST

Bottom-Up Investment Process

All portfolio managers at Harris Associates L.P., investment adviser to the Funds (the "Adviser") strive to abide by a consistent value investment philosophy and process. This process involves a collective, unified effort to identify what the managers believe are the best values in the marketplace for their respective Funds.

Each manager typically constructs a focused portfolio from a list of approved securities, built on an individual security basis from the bottom up. The following chart illustrates this bottom-up investment process:

Bottom-Up Investment Process

For Bond Fund: Universe of Barclays Aggregate Index (and other asset class indices when appropriate) (All fixed income instruments available for investment.)	For all other Funds: Universe of Thousands of Equity Securities (All stocks available for investment.)

Criteria Screens
(Managers and research team screen for securities that they believe are worth further consideration.)

Quantitative and Qualitative Research
(Rigorous analysis is performed to seek to ensure that the security meets certain "value" standards.)

Approved List
(Approximately 100-200 securities.)

Invest
(Managers select securities from the approved list for their specific Funds.)

Investment Strategies and Risks

Unless otherwise indicated, the Funds may buy the types of securities and use the investment strategies described below, subject to any applicable investment policies and limitations. However, the Funds may not buy all of these types of securities or use all of these investment strategies. Each Fund's principal investment strategies and the principal risks of each Fund's principal investment strategies are discussed in the Funds' prospectus.

Small Cap Securities

The Funds may invest in "small cap companies." For all the Funds, other than International Small Cap Fund, a small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($7.9 billion as of December 31, 2021). Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change.

For International Small Cap Fund, a small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($17.8 billion as of December 31, 2021). The S&P EPAC Small Cap Index is composed of companies within the developed countries of Europe, the Pacific and Asia and whose float market capitalization generally represents the lowest 15% of each country's cumulative market capitalization. Over time, the largest market capitalization of the companies included in the S&P EPAC Small Cap Index will change. As it does, the size of the companies in which the International Small Cap Fund invests may change. Under normal market conditions, International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. International Small Cap Fund will notify shareholders at least 60 days prior to changing that policy.

Securities of Non-U.S. Issuers

International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers. Global Fund typically invests between 25-75% of its total assets in securities of non-U.S. issuers. Global Select Fund typically invests at least 40% of its total assets in securities of non-U.S. issuers (unless the Adviser deems market and/or company valuations less favorable to non-U.S. issuers, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. issuers). Equity and Income Fund and Bond Fund may invest up to 35% of its total assets in securities of non-U.S. issuers. Each of Oakmark Fund and Select Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

International investing may permit an investor to take advantage of the growth in markets outside the United States. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trade in U.S. markets, evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

Since ownership in certain companies based or operated in China by non-Chinese investors is prohibited, a Fund may obtain exposure to such companies by investing through legal structures known as variable interest entities (a "VIE"). In a VIE structure, instead of directly owning the securities of a Chinese company, the company establishes an offshore entity which enters into various contracts with the Chinese company to obtain economic exposure to the company. The offshore entity issues shares on an exchange outside of mainland China and non-Chinese investors hold shares in the non-Chinese offshore entity rather than directly in the Chinese company. In addition to any risks associated with an investment in the underlying Chinese company, investments in VIEs are subject to legal and/or regulatory risks associated with their contractual structure. A VIE investment may experience rapid and extreme value changes or complete loss if the Chinese government were to intervene or limit the use of VIEs for this purpose.

With respect to portfolio securities of non-U.S. issuers or of U.S. issuers denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock may remain unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock may fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; frequently greater transaction and custody costs; risk expropriation; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign investors and their subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Privatizations. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and may invest assets of the Funds in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Emerging Markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith in accordance with the Trust's compliance policies and procedures.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. The net asset value ("NAV") of a class of Fund shares also may be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Foreign Investment Companies. Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund also may invest in other investment companies that invest in non-U.S. securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

Debt Securities

Each Fund may invest in debt securities, including lower-rated debt securities (i.e., securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global, or Ba1 or lower by Moody's Investor Services, Inc., commonly called "junk bonds") and securities that are not rated. There may be a wide variation in the quality of bonds, both within a particular ratings classification and between ratings classifications. An economic downturn could severely disrupt the market for such securities as well as adversely affect the value of such securities and the ability of the issuers to repay principal and interest. Each of International Fund and International Small Cap Fund may not invest more than 10% of its respective total assets in debt securities. Each of Oakmark Fund, Select Fund, Global Fund and Global Select Fund may not invest more than 25% of its respective total assets in debt securities. Equity and Income Fund may not invest more than 20% of its total assets in debt securities that are unrated or rated below investment grade. Bond Fund may not invest more than 35% of its total assets in debt securities that are unrated or rated below investment grade. There are no restrictions as to the ratings of debt securities acquired by any of the other Funds or the portion of their assets that may be invested in debt securities in a particular ratings category.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to real or perceived adverse economic changes or individual corporate developments. Negative economic developments may have a greater impact on the prices of lower-rated debt securities than on those of other higher rated debt securities. The market for lower-rated debt securities may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad and may be more thinly traded, than that for higher-rated securities, which can affect the prices at which these securities can be sold. The market for unrated debt securities is even narrower. The market prices of these securities can change suddenly and unexpectedly. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Funds—Share Price" in the Funds' prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions. Transaction costs with respect to lower-rated debt securities may be higher, and in some cases, information may be less available than is the case with investment grade securities.

In addition, the Funds may invest in short-term and long-term debt securities (such as bonds, including those issued in non-U.S. countries, notes and debentures). Short-term debt securities have one year or less remaining to maturity at the time of purchase, while long-term debt securities have maturities of over a year. Short-term and long-term debt securities may have fixed, variable or floating interest rates.

A description of the characteristics of bonds in each ratings category is included in Appendix A to this SAI.

When-Issued, Delayed-Delivery and Other Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased either will be maintained in a segregated account with the Fund's custodian or will be earmarked on the Fund's records (through appropriate notation on the books of the Fund or the Fund's custodian). Such segregation or earmarking shall be maintained throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation.

A Fund also may enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that a Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. A Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. A Fund's rights under such an arrangement also may be illiquid and subject to the limitations on ownership of illiquid securities.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt instruments and common stocks. The interest or dividend rate paid on convertible securities may be fixed or floating rate. Because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for common stocks. Convertible securities frequently fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and typically are unrated or lower rated than such debt obligations.

Government-Sponsored Entity Securities

Each Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration. These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the United States. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the United States, there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. A Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

Investments in government-sponsored entity securities include agency mortgage-backed securities.

Mortgage- and Asset-Backed Securities

Mortgage backed securities ("MBS") are interests in, or are secured by and payable from, pools of mortgage loans. MBS may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government sponsored stockholder-owned corporation though not backed by the full faith and credit of the U.S. (such as Fannie Mae or Freddie Mac); or issued by fully private issuers. Private issuers originate and invest in mortgage loans and may include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Asset-backed securities ("ABS") are interests in, or secured by and payable from, pools of assets such as loans, leases, credit card debt, royalties, or receivables.

The values of MBS and ABS are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates. These securities are also subject to the risk of default on the underlying assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. If borrowers pay back principal on MBS or ABS, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. MBS and ABS may differ from traditional fixed-income securities in that the interest and principal payments are made more frequently and that principal may be prepaid at any time (because the underlying mortgage loans generally may be prepaid at any time). As a result, if these assets are purchased by a Fund at a premium, a faster-than-expected prepayment rate may reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases MBS or ABS at a discount, faster-than-expected prepayments may increase, and slower-than-expected prepayments will likely reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although MBS and ABS will decrease in value as a result of interest rate increases generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund's portfolio securities. At times, the market for MBS and ABS may be volatile. Further, the U.S. Government has taken actions in the past that has impacted MBS and ABS and these security types may be significantly impacted by any future actions by the U.S. Government.

To-Be-Announced ("TBA") Securities

Equity and Income Fund and Bond Fund may invest in to-be-announced ("TBA") securities. TBA mortgage-backed securities are purchased on a delayed delivery basis, under which the buyer commits to purchase a pool of agency mortgage-backed securities for a fixed price with payment and delivery at a scheduled future date beyond the customary settlement period. At the time of the transaction, the seller does not identify the securities to be delivered, but rather agrees to deliver securities meeting certain specifications for term, program and coupon. TBA transactions may be extended through "dollar-roll" transactions in which the original buyer sells its original position and simultaneously commits to purchase substantially similar securities at a settlement date further in the future. During the settlement period of a TBA transaction, the buyer is at risk for any decline in the value of the securities to be delivered, while the seller is at risk that the value of the securities may increase.

Collateralized Loan Obligations

Equity and Income Fund and Bond Fund may invest in collateralized loan obligation (each a "CLO"). A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans which may include U.S. and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans. Such loans may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities ("tranches") that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The most junior tranche has the highest potential yield but also has the greatest risk since it carries the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. Despite the protection from the more junior tranches, more senior tranches can experience substantial losses due to, among other things, actual defaults and decreased market value due to collateral default and the loss of more junior tranches, or market anticipation of defaults. Some investors may also have an aversion to CLO securities as a class.

In addition to the risks associated with fixed-income securities discussed elsewhere in this SAI and a Fund's Prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments to CLO investors; (ii) the quality of the underlying collateral may decline in value or default; (iii) the Fund may invest in subordinate tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood which may produce unexpected investment results and/or disputes with the issuer. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. CLOs are typically privately offered and are not registered under state or federal securities laws. Therefore, a Fund may characterize its investments in CLOs as illiquid securities. Nonetheless, an active dealer market may exist for some CLOs whereby allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. Investors in CLOs generally pay their share of the CLO's administrative and other expenses, which are in addition to the Fund's expenses.

Inflation-Indexed Securities

Each Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed security with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. The Funds also may invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Illiquid Securities and Restricted Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Restricted securities generally may be sold only (i) to qualified institutional buyers, (ii) in privately negotiated transactions or (iii) in a public offering with respect to which a registration statement is in effect under the 1933 Act, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if these securities were publicly traded. Restricted securities often are illiquid, but also may be liquid.

Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Notwithstanding the above, each Fund may purchase securities, including non-U.S. securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's net assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Additionally, the Funds may invest in securities of U.S. and non-U.S. issuers offered outside the United States that are not registered with the SEC pursuant to an applicable exemption under the 1933 Act. Such securities may be freely traded on the local exchange of the country in which the securities were issued or among certain qualified institutional investors, such as the Funds, but, depending upon the circumstances, may only be re-sold in the United States if an exemption from registration under the federal and state securities laws is available. Investing in these securities provides the Funds with opportunities to diversify and invest in securities of issuers who wish to offer and sell their securities internationally to non-U.S. investors and qualified institutional buyers. However, to the extent that such securities do not trade on the local exchange or qualified institutional buyers become uninterested in purchasing such securities, a Fund's level of illiquidity may increase.

Commercial Paper

Each Fund may acquire commercial paper. Commercial paper is short-term promissory unsecured notes issued by companies primarily to finance short-term credit needs. Certain notes may have floating or variable rates. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Private Placements

Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs.

Short Sales

Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets.

A short sale against-the-box involves the sale of a security with respect to which a Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, a Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest that the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Lending of Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 6 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash, cash equivalents or non-cash collateral in the form of U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. A Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. A Fund would have the right to call the loan and attempt to obtain the securities loaned at any time, and the Securities Lending Agent shall terminate such loan no later than five business days after notice by the Fund. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period. In addition, a Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date.

The Trust has entered into a securities lending agency agreement ("Securities Lending Agreement") with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as securities lending agent for the Funds and administers each Fund's securities lending program. During the fiscal year, State Street performed various services for the Funds, including the following: (i) lending portfolio securities to borrowers identified in the Securities Lending Agreement; (ii) receiving and delivering securities, as applicable, to effect such loans; (iii) monitoring daily the market value of loaned securities; (iv) ensuring daily movement of collateral associated with loan transactions; (v) daily marking to market loaned securities and non-cash collateral; (vi) monitoring dividend activity with respect to loaned securities; (vii) furnishing State Street's standard form of Securities Borrowing Agreement upon request and (viii) arranging for the return of loaned securities at the termination of the loan. In the case of borrower default, State Street will use its best efforts to pursue any remedies available under the Securities Lending Agreement.

The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to each Fund's securities lending activities during the fiscal year ended September 30, 2021.

	Global Fund	Global Select Fund	International Fund	International Small Cap Fund
Gross income from securities lending activities	$7,311	$248,697	$2,426,945	$9,603
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$731	$24,870	$242,697	$960
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$0	$0
Other fees not included in revenue split (specify)	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$731	$24,870	$242,697	$960
Net income from securities lending activities	$6,580	$223,827	$2,184,248	$8,643

Initial Public Offerings ("IPOs")

Each Fund may invest in IPOs of common stock or other primary or secondary syndicated offerings of equity securities issued by a corporate issuer. The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of shares available for trading, limited information about the issuer, and other factors. The Funds may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact—either positive or negative—on a Fund's performance while the Fund's assets are relatively small. The impact of IPOs on a Fund's performance may tend to diminish as the Fund's assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund's performance, there can be no assurance that similar contributions from IPOs will continue in the future. There is no assurance that the Funds will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance.

Interfund Lending

Pursuant to an exemptive order issued by the SEC and corresponding compliance procedures adopted by the Board, the Funds may lend money to, and borrow money from, each other pursuant to a master interfund lending agreement ("Interfund Lending Program"). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an "Interfund Loan"), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Program, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's borrowing under the Interfund Lending Program would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceeded 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund's aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive relief application permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Forwards, Futures, Swap Agreements, and Options (collectively, "Derivatives")

Each Fund may invest in derivatives. Derivatives are instruments whose value depends upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices. A derivative may be used for "hedging," meaning that it may be used with the goal of offsetting a decline in value in other Fund investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors. Derivatives may also be used for non-hedging purposes, such as to implement a cash management strategy, to enhance income or gain, to manage or adjust a Fund's risk profile or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas. These Derivatives are subject to government regulation, at times significant regulation, and performance and utilization may be impacted by further government regulation.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain funds registered under the Investment Company Act ("Rule 18f-4"). Unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule, among other things, requires the Fund to establish a comprehensive derivatives risk management program, comply with certain value-at-risk ("VAR") based leverage limits, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 provides an exception for limited derivatives users, which Rule 18f-4 defines as any fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. Limited derivatives users are exempt from Rule 18f-4's requirements to comply with VaR-based limits, appoint a derivatives risk manager, and adopt a derivatives risk management program. If a fund qualifies as a limited derivatives user, it must adopt and implement policies and procedures reasonably designed to manage its derivatives risk. As of the date of this SAI, each Fund qualifies as a limited derivatives user and has adopted policies and procedures to manage its derivatives risk.

Forwards

Forwards are contracts that create an obligation to purchase or sell a specific currency or other asset at a specified price on a future date set at the time of the contract. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement that involves the exchange of two different currencies on a specific future date at a fixed rate that was agreed upon at the inception of the contract. Forward currency transactions may involve currencies of the different countries that a Fund may invest in, or be exposed to, and are designed to serve as hedges against possible variations in the exchange rates between currencies. The cost to a Fund of engaging in forward contracts varies with factors such as the currency of the transaction, the contract period length and the prevailing market conditions.

The contractual amount of a forward contract does not necessarily represent the risk of the contract of the Fund. Measuring risk associated with these instruments is only meaningful when all related and offsetting transactions are considered. Forward contracts are subject to many of the same risks as derivatives. Forward contracts are subject to counterparty risk, which is the risk that the counterparty to a contract would be unable or unwilling to meet the terms of its contract. The value of a forward contract fluctuates depending on the price movement of the currencies involved. The value of a foreign currency relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's portfolio investments. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable. There is no limitation on the daily price movements of forward contracts. The use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on a Fund's total return.

Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded and there is generally not a secondary market for forward contracts. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. There may be delays in the settlement of forward contracts due to the foreign currency. There may be disruptions in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward contracts trading, and could negatively affect the Fund's performance.

A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund also may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency. Although forward contracts may be used to protect a Fund from adverse currency movements, there is no guarantee that the Fund's hedging strategy will be successful.

A Fund's currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging uses a forward contract on an actual or anticipated portfolio securities position that is denominated or quoted in a particular currency or exposed to foreign currency fluctuation. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or exposed to, a specific currency or currencies. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is widely anticipated by the market to the point that the Fund is not able to contract with a counterparty to sell the currency at a price above the devaluation level the Fund anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Futures

A future (or futures contract) is an agreement establishing the sale by one party and purchase by another at a specified price and future time of a specified quantity of an underlying instrument, such as a security, interest rate, currency, or index level. The value of a futures contract typically correlates with the value of the underlying instrument. Futures contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange that acts as both the buyer to every seller and the seller to every buyer. A Fund may either purchase or sell a futures contract. The purchase of a futures contract involves a Fund's assumption of a contractual obligation to take delivery of the underlying instrument at the specified price and time. The sale of a futures contract means that the Fund assumes the contractual obligation to deliver the underlying instrument at the specified price and time.

Depending on the underlying security and the terms of the futures contract, physical settlement of the futures contract may occur through actual delivery or receipt of the underlying instrument or cash settlement based on the difference in the price of the underlying instrument on the last day of the contract relative to the price at which the contract was entered into. In practice, most futures contracts that are physically settled through delivery of the underlying instrument by their terms are typically cash settled or closed out prior to their maturity dates. Closing out a futures contract involves an offsetting transaction for the same deliverable with the same maturity date. This may result in a gain or a loss.

A Fund accesses the futures markets through a clearing broker (known as a "futures commission merchant") that submits the Fund's trades to the relevant clearing facilities, holds collateral required by the exchange and clearing facilities, and transmits payments between the Fund and the applicable clearing facility. When a Fund purchases or sells a futures contract, the Fund is required to deposit a specified amount of liquid assets ("initial margin") in a segregated account. The amount of margin required for a particular futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. In addition, the Fund may be subject to a margin call and be required to post sufficient assets to restore the value of the collateral to the initial margin level or if the value exceeds the initial margin level, any excess may be transferred to the Fund. Initial margin will be returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the notional value of the contract being traded. Because of the low margin deposits required, futures trading involves a high degree of leverage and small price movements in futures contracts may results in immediate and significant loss or gain. Losses for certain futures contracts may exceed the initial margin and may be unlimited.

When a Fund holds open futures positions, it will daily pay or receive cash, called "variation margin," equal to the daily change in value of each futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement of the amount that would be owed if the futures contract expired on that day. In computing its net asset value, a Fund will mark to market its open futures positions. In addition, if another futures customer of the futures commission merchant defaults on a futures contract and the futures commission merchant carrying that customer's account cannot cover the defaulting customer's obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant's customer omnibus account—including the assets of the futures commission merchant's other customers, such as a Fund—to meet the defaulting customer's obligations. If the futures commission merchant or clearing broker holding the initial margin or premium goes bankrupt, a Fund could suffer a delay in recovering margin and could ultimately suffer a loss. A futures exchange may set a daily limit in the amount of fluctuation in the price of a futures contract. Once this daily limit is reach, no trades may be made at a price beyond that limit. These daily limits do not limit potential losses and may increase the risk of loss by preventing liquidation of unfavorable futures.

Swap Agreements

A swap agreement is a contract obligating two counterparties to make a series of payments on one or more future dates based upon applying changes in specified prices or rates of an underlying instrument over some period of time to a specified "notional" amount. The notional amount is used to calculate the payment stream, but is generally not exchanged. Swap payments are typically determined on a "net" basis (i.e., by netting the two payment streams to determine a single amount payable by one counterparty to the other). For example, a total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Other swaps, such as credit default swaps, involve an instrument that is dependent on the occurrence or nonoccurrence of an event with a potential financial, economic, or commercial consequence. Swaps may increase a Fund's volatility, liquidity and leverage exposure, which may significantly impact the Fund's performance.

Some swaps are centrally cleared through swap clearing facilities on which a central clearing counterparty is interposed between the two swap counterparties, similar to the structure of the futures market. Swap execution and clearing facilities are only available for certain types of liquid swaps with standardized terms, based on regulatory mandates and market demand. Clearing reduces the risk of a particular counterparty's default, but may create an additional risk in the event of a clearing facility failure. A default or failure by the clearing facility or a futures commission merchant may expose a Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies.

Swaps entered into on a bilateral basis (that are not centrally cleared) are subject to counterparty credit risk (i.e., the risk a counterparty will not make required payments) and to dispute risk (i.e., the risk that two counterparties will disagree on the amount of a payment to be made, the value of a transaction, or the proper interpretation of a contractual term). Under regulations recently enacted in the U.S., the EU, and many other jurisdictions in order to reduce credit risk, most types of bilateral swaps are required to be secured by the exchange of margin between the parties to the swap.

If a Fund wishes to terminate its exposure to a cleared swap, it must enter into an off-setting transaction. An over-the-counter swap may be terminated by negotiating a price with the Fund's counterparty, based on the swap's market value, or by entering into an off-setting transaction with the same counterparty. Swap agreements can be in different forms and known by many names, such as but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences.

Options

Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security. FLEX options are exchange traded and allow users to customize strike prices, exercise styles, and expiration dates.

If an option written by a Fund is unexercised and expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund is unexercised and expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

CFTC Rule 4.5 Exemption

As of the date of the Registration Statement, the Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and Rule 4.5 promulgated by the Commodity Futures Trading Commission, with respect to each of the Funds. Therefore the Adviser is not subject to registration or regulation as a commodity pool operator. For the Adviser to remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions. These limitations may restrict a Fund's ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return. The Funds are not intended to be and should not be used as vehicles to invest in commodities markets.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents units of ownership of a company that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock has characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock also entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Investing in preferred stock is subject to many of the same risks as investing in common stock, as described in the Funds' prospectus under "Risk Factors—Common Stock Risk." Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than non-convertible preferred stock, which generally behaves more like a bond.

REITs and Other Real Estate Companies Risk

Each Fund may invest in securities of real estate investment trusts (also known as "REITs") and other real estate company securities. Such securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation.

Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, ("Code") or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of qualified REIT dividends. Regulations provide that a regulated investment company can pass the character of its qualified REIT dividends through to its shareholders. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Repurchase Agreements

Each Fund may invest in repurchase agreements. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank, securities dealer or clearing house) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns. Repurchase agreements maturing in more than seven days often are illiquid.

Senior Loans

Equity and Income Fund may invest up to 5% of its total assets in bank loans (a specific type of senior loans), which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Bond Fund may invest in senior loans, which include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities ("borrowers"). These borrowers operate in a variety of industries and geographic regions, including foreign countries. Senior loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. A Fund generally will purchase loans from banks or other financial institutions through assignments or participations. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates, and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund's investments in loans are subject to credit risk, and even secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus are subject to interest rate risk. Most senior loans, like most investment-grade bonds, are not traded on any national securities exchange. Senior loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them.

Temporary Defensive Investment Strategies

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. The defensive investments of International Fund, International Small Cap Fund, Global Fund and Global Select Fund may be in securities of U.S. issuers denominated in dollars. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash and may invest any portion of its assets in money market instruments.

Valuation Risk

The price at which a Fund could sell any particular investment may differ from the Fund's valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, the Funds may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities may be materially affected by events after the close of the markets on which they are traded but before a Fund determines its NAV. A Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Operational Risk

The Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or the other Fund service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Funds invest, leading to significant loss of value.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds and their service providers have become potentially more susceptible to operational, financial and reputational risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Funds' adviser, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Funds and their shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and the Adviser endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.

INVESTMENT ADVISER

The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws, the fees of trustees not affiliated with the Adviser and the compensation of the Trust's chief compliance officer.

For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Bond Fund pays the Adviser a fee of 0.39% of the Fund's average daily net assets. Effective December 15, 2020, the annual rates of fees as a percentage of each other Fund's net assets are as follows:

Fund	Fee
Oakmark

0.686% up to $250 million; 0.661% on the next $250 million; 0.641% on the next $4.5 billion; 0.626% on the next $10 billion; 0.596% on the next $5 billion; 0.566% on the next $5 billion; 0.536% on the next $10 billion; and 0.516% over $35 billion

Select	0.778% up to $250 million; 0.753% on the next $250 million; 0.733% on the next $3.5 billion; 0.713% on the next $5 billion; 0.653% on the next $2 billion; and 0.628% over $11 billion
Global	0.850% up to $250 million; 0.825% on the next $250 million; 0.805% on the next $4.5 billion; 0.790% on the next $10 billion; and 0.780% over $15 billion
Global Select	0.820% up to $250 million; 0.795% on the next $250 million; 0.775% on the next $4.5 billion; 0.760% on the next $10 billion; and 0.750% over $15 billion
International

0.805% up to $250 million; 0.780% on the next $250 million; 0.760% on the next $4.5 billion; 0.745% on the next $10 billion; 0.730% on the next $20 billion; 0.720% on the next $5 billion; 0.710% on the next $5 billion; and 0.700% over $45 billion

International Small Cap	1.040% up to $250 million; 1.015% on the next $250 million; 0.995% on the next $4.5 billion; 0.980% on the next $10 billion; and 0.970% over $15 billion
Equity and Income

0.600% up to $250 million; 0.575% on the next $250 million; 0.555% on the next $4.5 billion; 0.525% on the next $5 billion; 0.495% on the next $3 billion; 0.465% on the next $3.5 billion; 0.435% on the next $10 billion; and 0.405% over $26.5 billion

Prior to December 15, 2020, the annual rates of fees as a percentage of each Fund's net assets, except Bond Fund, were as follows:

Fund	Fee
Oakmark

1.00% up to $2 billion; 0.90% from $2-3 billion; 0.80% from $3-5 billion; 0.75% from $5-7.5 billion; 0.675% from $7.5-10 billion; 0.625% from $10-12.5 billion; 0.62% from $12.5-25 billion; 0.615% from $25-35 billion; and 0.610% over $35 billion.

Select	1.00% up to $1 billion; 0.95% from $1-1.5 billion; 0.90% from $1.5-2 billion; 0.85% from $2-2.5 billion; 0.80% from $2.5-5 billion; 0.75% from $5-10 billion; and 0.725% over $10 billion
Global	1.00% up to $2 billion; 0.95% from $2-4 billion; 0.90% from $4-8 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% from $2-3 billion; 0.875% from $3-7 billion; and 0.85% over $7 billion
International

1.00% up to $2 billion; 0.95% from $2-3 billion; 0.85% from $3-5 billion; 0.825% from $5-7.5 billion; 0.815% from $7.5-11 billion; 0.805% from $11-16.5 billion; 0.80% from $16.5-23 billion; 0.795% from $23-30 billion; 0.79% from $30-35 billion; 0.785 from $35-45 billion; 0.775% from $45-50 billion; and 0.770% over $50 billion.

International Small Cap	1.25% up to $500 million; 1.10% from $500 million to $1.5 billion; 1.05% from $1.5-3.5 billion; 1.025% from $3.5-5.0 billion; and 1.00% over $5.0 billion
Equity and Income

0.75% up to $5 billion; 0.70% from $5-7.5 billion; 0.675% from $7.5-10 billion; 0.65% from $10-12.5 billion; 0.60% from $12.5-16 billion; 0.585% from $16-21 billion; 0.5775% from $21-28 billion; and 0.5725% over $28 billion

The table below shows gross management fees paid by the Funds for the last three fiscal years, which are described in the Funds' prospectus.

Fund	Type of Payment	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019
Oakmark	Management fee	$97,711,086	$103,408,993		$131,570,232
Select	Management fee	35,180,780	$36,127,122		42,258,320
Global	Management fee	12,821,232	$14,319,136		18,483,312
Global Select	Management fee	13,173,839	$15,938,707		20,136,293
International	Management fee	201,223,168	$217,418,310		283,460,782
International Small Cap	Management fee	15,663,195	$14,905,303		17,888,994
Equity and Income	Management fee	45,391,036	$70,292,236		91,857,494
Bond	Management fee	349,952	$83,803	*	N/A^

*  Fiscal period from June 10, 2020 (commencement of operations of Bond Fund) to September 30, 2020.

^  No data available because this Fund had not yet commenced operations.

The Agreement for each Fund (except for Global Select Fund and Bond Fund) was for an initial term through October 31, 2001. The Agreement for Global Select Fund was for an initial term through October 31, 2007. The Agreement for Bond Fund was for an initial term through October 31, 2021. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are Anthony P. Coniaris, David Giunta, David G. Herro, Timothy F. Ryan, and Rana J. Wright. Christopher W. Keller is the president of HAI. HAI is a wholly-owned subsidiary of Natixis Investment Managers, LLC ("Natixis Investment Managers" or "Natixis IM") as is the Adviser. Natixis Investment Managers is a limited liability company that owns investment management and distribution and service entities.

Natixis IM is part of Natixis Investment Managers S.A., an international asset management group based in Paris, France, that is part of the Global Financial Services division of Groupe BPCE.

Natixis IM is wholly owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Expense Limitation Agreement

The Adviser has contractually agreed, through January 27, 2023, to reimburse Investor Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Investor Class Shares: Oakmark Fund, 1.40% (1.15% + 0.25%); Select Fund, 1.50% (1.25% + 0.25%); Global Fund, Global Select Fund and International Fund, 1.55% (1.30% + 0.25%); International Small Cap Fund, 1.75% (1.50% + 0.25%); Equity and Income Fund, 1.25% (1.00% + 0.25%), and Bond Fund 0.74% (0.49% + 0.25%). The Adviser has contractually agreed, through January 27, 2023, to reimburse Advisor Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Advisor Class Shares: Oakmark Fund, 1.15%; Select Fund, 1.25%; Global Fund, Global Select Fund and International Fund, 1.30%; International Small Cap Fund, 1.50%; Equity and Income Fund, 1.00%; and Bond Fund, 0.54%. The Adviser has contractually agreed, through January 27, 2023, to reimburse Institutional Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Institutional Class Shares: Oakmark Fund, 1.10%; Select Fund, 1.20%; Global Fund, Global Select Fund and International Fund, 1.25%; International Small Cap Fund, 1.45%; Equity and Income Fund, 0.95%; and Bond Fund, 0.52%. The Adviser has contractually agreed, through January 27, 2023, to reimburse R6 Class Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of R6 Class Shares: Oakmark Fund, 0.95%; Select Fund, 1.05%; Global Fund, Global Select Fund, and International Fund, 1.10%; International Small Cap Fund, 1.30%; Equity and Income Fund, 0.80%; and Bond Fund, 0.44%.

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred.

Expenses allocable to each class of Fund shares are calculated daily. If a Fund is entitled to any reduction in fees or expenses, reimbursement is made monthly.

The Adviser reimbursed the following amount of expenses pursuant to a Fund's contractual expense limitation:

	Expenses Reimbursed
Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Bond Fund — Advisor Class	$5,180	$3,193	N/A
Bond Fund — Institutional Class	$85,006	$423,473	N/A
Bond Fund — R6 Class	$338,657	N/A	N/A

Advisory Fee Waiver

Effective December 15, 2020, the Adviser has contractually agreed, through January 27, 2023, to waive the advisory fee otherwise payable to it by 0.02% with respect to each Fund, except Bond Fund. When determining whether a Fund's total expenses exceed the additional contractual expense cap described above, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser.

For the years ended September 30, 2019, 2020, and 2021, such waived fees for each Fund (except Bond Fund) are shown in the table below:

Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Oakmark Fund	$3,602,345	$5,810,027	$7,731,381
Oakmark Select Fund	$1,356,099	$2,986,587	$3,545,618
Oakmark Global Fund	$412,303	$837,715	$1,077,675
Oakmark Global Select Fund	$455,862	$1,044,830	$1,312,175
Oakmark International Fund	$6,945,851	$13,473,239	$17,709,225
Oakmark International Small Cap Fund	$255,357	N/A	N/A
Oakmark Equity & Income Fund	$2,813,929	$9,551,041	$12,844,492

PORTFOLIO MANAGERS

Portfolio Managers' Management of Other Accounts

Many of the Funds' portfolio managers manage other accounts in addition to managing one or more of the Funds. The following table sets forth the number and total assets of the mutual funds and other accounts managed by each portfolio manager as of September 30, 2021, unless noted otherwise.

		Registered Investment Companies (other than The Oakmark Funds)		Other Pooled Investment Vehicles		Other Accounts* (Harris Associates L.P. Separately Managed Accounts)
Name of Portfolio Manager	Funds Managed	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William C. Nygren	Oakmark/ Select/ Global Select	14	$928,194,384	1	$41,615,859	3	$703,738,699
Michael A. Nicolas	Oakmark/ Equity and Income	13	$878,196,726	1	$41,615,859	1	$45,447,360
Robert F. Bierig****	Oakmark/ Select	14	$920,454,379	10	$1,832,479,929	385	$3,145,589,480
Alexander E. Fitch****	Select/ Equity and Income	0	$0	9	$309,609,566	346	$2,441,717,553
Anthony P. Coniaris**	Select/ Global/ Global Select	1	$920,882,938	46	$28,980,452,182	370	$6,950,962,974
Clyde S. McGregor**	Equity and Income/ Global	1	$43,575,191	15	$10,837,993,462	116	$3,595,387,492
M. Colin Hudson***	Equity and Income/ Global/ Global Select Bond	13	$878,196,726	10	$1,525,834,028	361	$3,796,173,926
John A. Sitarz***/****	Global/ Global Select	1	$773,117,967	38	$22,724,602,090	8	$2,850,663,702
Adam D. Abbas	Equity and Income/ Bond	0	$0	1	$88,154,428	0	$0
Michael L. Manelli	International/ International Small Cap	8	$5,016,121,963	8	$4,492,065,744	12	$1,686,607,590
David G. Herro**	Global/ Global Select/ International/ International Small Cap	10	$6,053,547,139	45	$32,034,838,325	24	$5,034,607,149
Eric Liu**	Global Select	1	$920,882,938	23	$16,792,933,548	6	$1,080,267,489
Justin D. Hance	International Small Cap	0	$0	2	$383,462,129	3	$307,464,917
Jason E. Long**	Global	0	$0	14	$10,749,839,035	6	$2,267,732,069

*  Personal investment accounts of portfolio managers and their families are not reflected.

**  Included in the "Other Pooled Investment Vehicles" column are five accounts with management fees based on the performance of the account. Messrs. Coniaris, Herro and Liu manage three of these accounts. The total assets of these accounts as of September 30, 2021 were $950,423,252.42. Messrs. Coniaris, Herro, Long and McGregor manage two of these accounts. The total assets of these accounts as of September 30, 2021 were $942,798,117.08.

***  Included in the "Other Pooled Investment Vehicles" column are two accounts with management fees based on the performance of the account. Messrs. Hudson and Sitarz manage these accounts. The total assets of these accounts as of August 1, 2022 were $823,872,766.

****  Information provided as of August 1, 2022.

Material Conflicts of Interest

Conflicts may arise when the Adviser manages the Funds and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on each account's specific investment objectives, guidelines, restrictions and circumstances. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis. For more information on how the Adviser aggregates orders and allocates securities among the accounts participating in those orders, see the section "Portfolio Transactions" in this SAI.

Additionally, a conflict of interest might exist in the exercise of the Adviser's proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director) or when one of the Adviser's employees has a personal interest in a proxy matter. For more information on the Adviser's processes to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, see the section "Proxy Voting Policies and Procedures" in this SAI.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. The Adviser seeks to anticipate circumstances that could cause a conflict between the Adviser and its employees on the one hand and the Adviser's clients on the other. The Adviser has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts. For more information on the Adviser's Code of Ethics, see the section "Codes of Ethics" in this SAI.

Portfolio Managers Compensation Structure

Each of the Funds' portfolio managers is compensated solely by the Adviser. Compensation for each of the portfolio managers is based on the Adviser's assessment of the individual's long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of the Adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager's base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Adviser's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Funds and other accounts managed by the portfolio manager. A portfolio manager's compensation is not based solely on an evaluation of the performance of the Funds or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Adviser's approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, and since a Fund's inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Adviser in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual's other contributions to the Adviser, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Portfolio Managers' Ownership of Fund Shares

The following table sets forth the dollar range of shares of the Funds beneficially owned by each Fund's portfolio manager as of September 30, 2021, unless noted otherwise.

Fund	Name of Portfolio Manager	Dollar Range of Fund Holdings
Oakmark	William C. Nygren Michael A. Nicolas Robert F. Bierig*	Over $1,000,000 Over $1,000,000 Over $1,000,000
Select	William C. Nygren Anthony P. Coniaris Robert F. Bierig* Alexander E. Fitch*	Over $1,000,000 Over $1,000,000 $500,001 – $1,000,000 Over $1,000,000
Global	David G. Herro Clyde S. McGregor Anthony P. Coniaris Jason E. Long M. Colin Hudson* John A. Sitarz*	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000 $100,001 – $500,000
Global Select	David G. Herro William C. Nygren Anthony P. Coniaris Eric Liu M. Colin Hudson* John A. Sitarz*	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000 $100,001 – $500,000
International	David G. Herro Michael L. Manelli	Over $1,000,000 Over $1,000,000
International Small Cap	David G. Herro Michael L. Manelli Justin D. Hance	Over $1,000,000 Over $1,000,000 Over $1,000,000
Equity and Income	Clyde S. McGregor M. Colin Hudson Adam D. Abbas Michael A.Nicolas* Alexander E. Fitch*	Over $1,000,000 Over $1,000,000 $100,001 – $500,000 $100,001 – $500,000 $500,001 – $1,000,000
Bond	M. Colin Hudson Adam D. Abbas	Over $1,000,000 Over $1,000,000

*  Information provided as of August 12, 2022.

CODES OF ETHICS

The Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, they regulate such investing by those employees.

PROXY VOTING POLICIES AND PROCEDURES

The Adviser, as part of its management responsibilities, is responsible for exercising all voting rights with respect to the Funds' portfolio securities in accordance with the Adviser's proxy voting policies and procedures.

The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company. In determining how to vote on any proposal, the Adviser considers the proposal's expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

The Adviser considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, the Adviser casts votes in accordance with management's recommendations. However, when the Adviser believes that management's position on a particular issue is not in the best interests of the Funds and their shareholders, the Adviser will vote contrary to management's recommendation.

Proxy Voting Guidelines

The Adviser's Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Adviser normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines.

•  With respect to a company's board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence.

•  With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•  With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, the Adviser will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards. The Adviser usually also will vote in favor of proposals to require the expensing of options, in favor of proposals for an annual shareholder advisory vote on executive compensation and in favor of advisory votes to ratify named executive officer compensation. The Adviser will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

•  With respect to corporate structure and shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, the Adviser usually will vote against proposals for supermajority voting rights, against the adoption of anti-takeover measures, and against proposals for different classes of stock with different voting rights.

•  With respect to social responsibility issues, the Adviser believes that matters related to a company's day-to-day business operations are primarily the responsibility of management. The Adviser is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Adviser may determine not to vote a Fund's proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Conflicts of Interest

The Adviser's Proxy Committee, in consultation with the Adviser's legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser's employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, the

Adviser will vote in accordance with either its written guidelines or the recommendation of an independent voting service. If the Adviser believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of the Funds and their shareholders, the Executive Committee of the Board will determine how shares should be voted.

How to Obtain the Oakmark Funds' Proxy Voting Record

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

TRUSTEES AND OFFICERS

The Board has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner retires, dies, resigns, or is removed or disqualified. The retirement age for trustees is 75.

Leadership Structure and Qualifications of the Board of Trustees

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders under applicable law. The Board is led by an Independent Chair, who is not an "interested person" of the Trust, as that term is defined in the 1940 Act. The Board meets periodically throughout the year to oversee the Funds' activities, review the Funds' performance, oversee the potential conflicts that could affect the Funds, and review the actions of the Adviser. The Board has an executive committee, audit committee, governance committee, and committee on contracts, each comprised solely of trustees who are not "interested persons" under the 1940 Act ("Independent Trustees"). The principal functions of those committees are described below. The Board has determined that the Board's leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board's independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

As discussed below, the governance committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the Board. The governance committee has not established specific qualifications that it believes must be met by a candidate for election as trustee. In evaluating candidates, the governance committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act. The governance committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other trustees and will contribute to the Board's deliberations. No particular qualification, experience or background establishes the basis for any trustee's position on the Board and the governance committee may have attributed different weights to the various factors. There is no difference in the manner in which the governance committee evaluates a candidate based on whether the candidate is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders. Shareholders may send resumes of recommended persons to the attention of Joseph J. Allessie, Secretary, Harris Associates Investment Trust, 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

The experiences and professional backgrounds of each Board member have contributed to the Board's conclusion that such Board member should serve as a trustee of the trust. Each trustee's outside professional experience and number of years of service on the Board is outlined in the table of biographical information below. During the time each Board member has served, he/she has become familiar with the Funds' financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

Trustees Who Are Not Interested Persons of the Trust

Name, Address† and Age at December 31, 2021	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee**	Other Directorships Held by Trustee
Thomas H. Hayden, 70	Trustee and Chair of the Board	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law program, Northwestern University School of Law.	8	None
Hugh T. Hurley, III, 57	Trustee	2018	Retired since 2017; Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	8	Independent Trustee, HSBC Funds (registered mutual funds)
Patricia Louie, 66	Trustee	2018	Retired since October 2018; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009-2014.	8	Member, Governing Council, Independent Directors Council
Christine M. Maki, 61	Trustee	1995	Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company (global provider of integrated communication services).	8	None
Laurence C. Morse, Ph.D., 70	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	8	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 65	Trustee	2016	Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions to startups and investment firms); Former Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Former Trustee of the HighMark Mutual Funds from 2010 to 2014.	8	Vice Chair Emeritus, 100 Women in Finance; National Council of Advisers Member, Springboard Enterprises; Impact Advisory Committee Member, Apollo Global Management Inc.

Trustees Who Are Not Interested Persons of the Trust

Name, Address† and Age at December 31, 2021	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee**	Other Directorships Held by Trustee
Steven S. Rogers, 64	Trustee	2006	Retired since July 2019; MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School 2012-2019; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.	8	None

Trustees Who Are Interested Persons of the Trust

Kristi L. Rowsell, 55*	Trustee	2010	Retired since 2021; Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP") from 2010 to 2021.	8	Member, Board of Governors, Investment Company Institute
Rana J. Wright, 43*	Trustee, Principal Executive Officer, and President	2021	Chief Administrative Officer for HAI, HALP and HASLP since 2021; General Counsel and Secretary of HAI and HALP since 2018; General Counsel, Anti-Money Laundering Officer and Secretary of HASLP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018.	8	Member, Board of Governors, Investment Adviser Association

*  Indicates a trustee who is an "interested person" of the Trust as defined in the 1940 Act. Ms. Rowsell is an interested person of the Trust by virtue of the fact that she was an officer of the Adviser and a director of HAI until March 31, 2021. Ms. Wright is an interested person of the Trust by virtue of the fact that she is an officer of the Adviser and a director of HAI.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.

**  The Oakmark Small Cap Fund was not yet operational as of September 30, 2021. It will be counted as a portfolio for these purposes once the Fund commences operations

Additional Information About Trustees

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular trustee, the following provides further information about the qualifications and experience of each trustee.

Independent Trustees

Thomas H. Hayden: Mr. Hayden has served on the Board since 1995. He has a BA in English from Saint Louis University and a JD from Saint Louis University. He is a Lecturer in the Master of Science in Integrated Marketing Communications program at the Medill School of Northwestern University and in the Master of Science in Law program at the Northwestern University School of Law, teaching courses in data privacy and cybersecurity in both programs. The Board concluded that Mr. Hayden is suitable to serve as trustee because of his academic background and his extensive work experience.

Hugh T. Hurley, III: Mr. Hurley has served on the Board since 2018. He has a BS in Finance from Providence College. Mr. Hurley has over 31 years of investment management and capital markets experience, and prior to his retirement in 2017, he served in several senior executive management roles for an investment manager. Mr. Hurley is also a National Association of Corporate Directors ("NACD") Governance Fellow and is

NACD Directorship CertifiedTM. The Board concluded that Mr. Hurley is suitable to serve as trustee because of his academic background and his extensive financial industry experience.

Patricia Louie: Ms. Louie has served on the Board since 2018. She has a BS in Political Science from University of Utah and a JD from University of Utah College of Law. Prior to her retirement in 2018, Ms. Louie served in several senior executive and legal roles for an investment manager and its affiliates, including as a Managing Director and General Counsel. The Board concluded that Ms. Louie is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Christine M. Maki: Ms. Maki has served on the Board since 1995. She has a BS in Accounting from Illinois State University and a MS in Taxation from DePaul University. Ms. Maki is also a Certified Public Accountant. She is a senior executive in finance at RR Donnelley & Sons Company. The Board concluded that Ms. Maki is suitable to serve as trustee because of her academic background and her extensive public accounting and finance experience.

Laurence C. Morse, Ph.D.: Dr. Morse has served on the Board since 2013. In addition to attending the General Course at The London School of Economics and Political Science, Dr. Morse has a BA in Economics from Howard University, a MA in Economics from Princeton University, a Ph.D. in Economics from Princeton University and was a Post-Doctoral Fellow at Harvard University. He has more than 35 years of experience in the financial industry, including serving as a Managing Partner of Fairview Capital Partners, Inc., as well as serving on the Board of Webster Bank and Webster Financial Corporation. The Board concluded that Dr. Morse is suitable to serve as trustee because of his academic background and his extensive financial industry experience.

Mindy M. Posoff: Ms. Posoff has served on the Board since 2016. She has a BA in Philosophy and Greek Civilization from Beloit College and a MBA in Finance from the Wharton School of the University of Pennsylvania. She is a Managing Director of Golden Seeds, an angel investment group, Founding Partner and President of Traversent Capital Partners, a consulting firm providing strategic solutions to startups, hedge funds and asset managers, and a Member of the Board of Directors of Ben Franklin Technology Partners of Southeastern Pennsylvania, a seed stage capital provider for Southeastern Pennsylvania's technology sectors. Ms. Posoff previously served on the Board of the HighMark Mutual Funds from 2010 to 2014. The Board concluded that Ms. Posoff is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Steven S. Rogers: Mr. Rogers has served on the Board since 2006. He has a BA in History from Williams College and a MBA from Harvard University. He is a former entrepreneur who has taught Entrepreneurial Finance at Northwestern University's Kellogg School of Management and Harvard Business School. He also has over 22 years of governance experience with Fortune 500 companies, including serving on the Board of directors of S.C. Johnson & Son, Inc. The Board concluded that Mr. Rogers is suitable to serve as trustee because of his academic background and his extensive business experience.

Interested Trustees

Kristi L. Rowsell: Ms. Rowsell has served on the Board as an Interested Trustee of the Trust since 2010. She has a BS in Agricultural Economics from Virginia Tech University and a Master of Accountancy—Taxation from Virginia Tech University. Prior to December 31, 2020, Ms. Rowsell was the Director and President of HAI and President of HALP and HASLP. From 1999 to 2010, Ms. Rowsell was the Chief Financial Officer and Treasurer of HAI, HALP and HASLP. She previously served as President and a Vice President of the Trust and has held various positions with the Adviser and certain of its affiliates since 1995. The Board concluded that Ms. Rowsell is suitable to serve as trustee because of her academic background and her extensive investment management experience.

Rana J. Wright: Ms. Wright has served on the Board as an Interested Trustee of the Trust since 2021. She has a BA in Organizational Communication from University of Pittsburgh and a JD from Duquesne University School of Law. She has over 19 years of experience in the financial industry, including serving as the Associate General Counsel at Bank of America Merrill Lynch prior to joining the Adviser in 2018. The Board concluded that Ms. Wright is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Other Officers of the Trust

Name, Address† and Age at December 31, 2021	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Adam D. Abbas, 40	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2020	Portfolio Manager, HALP since 2020; Analyst, HALP since 2018; Portfolio Manager, KVK Credit Opportunity Fund LP, prior thereto
Joseph J. Allessie, 56	Vice President, Secretary, and Chief Legal Officer	2021

Deputy General Counsel, HALP since 2019; Senior Vice President and Managing Counsel, Oppenheimer Funds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto

Robert F. Bierig, 43	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Select Fund)	2022	Vice President, HAI and HALP since 2021; Portfolio Manager and Analyst, HALP since 2012
Anthony P. Coniaris, 44	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Chairman, HAI and HALP; Portfolio Manager, HALP
Rick Dercks, 35	Vice President and Assistant Treasurer	2022	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Alexander E. Fitch, 34	Vice President and Portfolio Manager (Oakmark Select Fund and Oakmark Equity and Income Fund)	2022	Director of U.S. Research, HAI and HALP since 2021; Associate Director of U.S. Research, HALP from 2019-2021; Analyst, HALP from 2013-2019
Kathleen O. Gerdes, 50*	Vice President	2021	Managing Director, Marketing & Client Relations, HALP
Justin D. Hance, 37	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Director of International Research, HALP
David G. Herro, 61	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 51	Vice President and Portfolio Manager (Oakmark Equity and Income Fund, Oakrmark Global Fund, Oakmark Global Select Fund, and Oakmark Bond Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 50	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2020

Senior Director, Operations, HALP from 2019 to 2020; Director, Operations, HALP from 2017 to 2019; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT from 2016 to 2018; Treasurer, HAIT from 2005 to 2018

Christopher W. Keller, 56	Vice President	2015	President, HAI, HALP, and HASLP since 2021; Chief Operating Officer, HALP and HASLP prior thereto
Eric Liu, 42	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Vice President, HAI and HALP since 2019; Portfolio Manager and Analyst, HALP
Jason E. Long, 45	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HAI and HALP from 2016 to 2021; Portfolio Manager and Analyst, HALP

Other Officers of the Trust

Name, Address† and Age at December 31, 2021	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Michael L. Manelli, 41	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 69	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Michael J. Neary, 53	Vice President	2009	Client Portfolio Manager, HALP
Michael A. Nicolas, 42	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Equity and Income Fund)	2019	Portfolio Manager, HALP since 2019; Analyst, HALP
William C. Nygren, 63	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Howard M. Reich, 38	Vice President	2019	Assistant Controller, HALP since 2018; Supervisor, Global Investment Services, HALP from 2015 to 2018
John A. Sitarz, 32	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark Global Select Fund)	2022	Portfolio Manager, HALP since 2022; Analyst, HALP since 2018; Research Associate, HALP from 2015-2017
Zachary D. Weber, 47	Vice President, Principal Financial Officer, Principal Accounting Officer, and Treasurer	2016	Chief Financial Officer and Treasurer, HAI and HALP; Principal Financial Officer and Principal Operations Officer, HASLP

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

*  Elected as an Officer of the Trust effective January 26, 2021.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, valuation risk and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer ("CCO"), the Trust's independent registered public accounting firm, independent counsel, and internal auditors of the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Adviser and certain other service providers. The actual day-to-day risk management with respect to the Funds resides with the Adviser and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified, or processes and controls developed, to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Adviser, its affiliates or other service providers.

Pursuant to Rule 38a-1 under the 1940 Act, the Trust's CCO is responsible for administering the Trust's compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active oversight role in daily Fund operations and maintains a working relationship with all relevant advisory, legal, compliance, operations and administration personnel for the Funds' service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Board and audit committee chairpersons between scheduled meetings.

The committees of the Board include the executive committee, audit committee, governance committee, and committee on contracts. The following table identifies the members of those committees as of January 1, 2022, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2021.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2021	Principal Functions of Committee
Executive Committee	Thomas H. Hayden* Christine M. Maki Mindy M. Posoff	1	The executive committee generally has the authority to exercise the powers of the Board during intervals between meetings.
Audit Committee	Thomas H. Hayden Hugh T. Hurley, III Christine M. Maki Steven S. Rogers*	4	The principal responsibilities of the audit committee include the following:
• to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;
• to assist Board oversight of (i) the integrity of the Funds' financial statements, (ii) the Funds' compliance with legal and regulatory requirements, the independent auditors' qualifications and independence and the performance of the independent auditors;
• to pre-approve the audit and non-audit services that the Trust's independent auditors provide to the Trust and certain non-audit services that the Trust's independent auditors may provide the Adviser and its affiliates;
• to act as liaison between the independent auditors of the Funds and the full Board;
• to oversee the portfolio transaction policies and practices of the Funds;
• to review potential conflicts of interest that are identified and brought to the attention of the Board; and
			• to discuss guidelines and policies governing the process by which the Adviser and other relevant service providers assess and manage the Funds' exposure to risk, and to discuss the Funds' most significant financial risk exposures and the steps the Adviser and other relevant service providers have taken to monitor and control such risks.
Governance Committee	Thomas H. Hayden Patricia Louie Laurence C. Morse, Ph.D.* Steven S. Rogers	2

The governance committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as non-interested trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the Board.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2021	Principal Functions of Committee
Committee on Contracts	Thomas H. Hayden Hugh T. Hurley, III Patricia Louie Laurence C. Morse, Ph.D. Mindy M. Posoff*	2

The committee on contracts is responsible for reviewing in the first instance, and making recommendations to the Board regarding, investment advisory agreements and any other agreements relating to the management or administration of any Fund.

*  Chair of the committee

The following table shows the compensation paid by the Trust to the following Trustees during the fiscal year ended September 30, 2021:

Name of Trustee	Aggregate Compensation from the Trust*	Average Compensation per Fund**
Thomas H. Hayden	$315,250	$39,406
Hugh T. Hurley, III	$217,000	$27,125
Patricia Louie	$212,500	$26,563
Christine M. Maki	$214,000	$26,750
Laurence C. Morse, Ph.D.	$235,500	$29,438
Mindy M. Posoff	$220,000	$27,500
Allan J. Reich**	$83,500	$10,438
Steven S. Rogers	$234,250	$29,281
Kristi L. Rowsell	$98,500	$12,313

*  Each Fund is a series of the Trust and the Trust constitutes the entire fund complex. Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below. As of September 30, 2021, the total amounts accrued under the plan were $2,084,125 for Mr. Hayden, $3,797,458 for Ms. Maki, $597,447 for Mr. Morse, and $95,563 for Ms. Rowsell. As of September 30, 2021, Mr. Burton Ruder's account under the deferred compensation plan was $277,722. Mr. Ruder served as an Independent Trustee until December 31, 2015, and stopped receiving compensation from the Funds as of such date.

**  Mr. Reich retired from the Board effective December 31, 2020.

The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee until the trustee ceases to be a member of the Board, until such time plus a number of whole calendar years, or for two or more years (or, if earlier, when the trustee ceases to be a member of the Board). The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds, N Class Shares of the Loomis Sayles Bond Fund or the Administration Shares of the Financial Square Treasury Solutions Fund ("Oakmark Units") of the Goldman Sachs Trust, as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or in annual installments over a period of two or more complete calendar years (or five years for any deferral with respect to a year before 2016). Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

The Trust pays all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

The following table shows the value of shares of each Fund "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) by each trustee (within dollar ranges) as of December 31, 2021.

Trustee	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund	Oakmark Bond Fund	Aggregate Dollar Range of Shares of all Funds in Fund Complex
Thomas H. Hayden	Over $100,000	None	Over $100,000	None	$1 – $10,000	None	None	Over $100,000	Over $100,000

Trustee	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund	Oakmark Bond Fund	Aggregate Dollar Range of Shares of all Funds in Fund Complex
Hugh T. Hurley, III	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	None	Over $100,000
Patricia Louie	$50,001 – $100,000	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	$1 – $10,000	Over $100,000
Christine M. Maki	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
Laurence C. Morse, Ph.D.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
Mindy M. Posoff	None	None	Over $100,000	None	None	$10,001 – $50,000	None	None	Over $100,000
Steven S. Rogers	$1 – $10,000	Over $100,000	Over $100,000	$10,001 – $50,000	$1 – $10,000	$50,001 – $100,000	$50,001 – $100,000	None	Over $100,000
Kristi L. Rowsell	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

At December 31, 2021, the trustees and officers as a group owned beneficially 16.7% of the outstanding Class R6 Shares of Oakmark Fund, 71.6% of the outstanding Class R6 Shares of Select Fund, 30.2% of the outstanding Class R6 Shares of Equity and Income Fund, 44.2% of the outstanding Class R6 Shares of Global Fund, 3.5% of the outstanding Institutional Shares of Global Fund, 49.7% of the outstanding Class R6 Shares of Global Select Fund, 14.5% of the outstanding Class R6 Shares of International Small Cap Fund, 2.9% of the outstanding Class R6 Shares of International Fund, 60.4% of the Class R6 Shares of Bond Fund, 73.6% of the Institutional Class Shares of Bond Fund, and less than 1% of the outstanding Advisor Class and Investor Class of each Fund, and less than 1% of the outstanding Institutional Class Shares of each Fund except for Global Select and Bond Fund.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

The following table provides certain information as of December 31, 2021 with respect to persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund.

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
ADAM ABBAS C/O HARRIS ASSOCIATES L.P 111 SOUTH WACKER DRIVE, SUITE 4600, CHICAGO, IL 60606	OAKMARK BOND FUND	—	—	32.35	—
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	OAKMARK GLOBAL SELECT FUND	6.11	—	—	—
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK EQUITY & INCOME FUND	18.97 22.33 25.34 18.64 20.00 30.00 27.63	10.82 — — — 21.32 14.86 5.16	13.02 35.38 25.66 27.05 11.91 41.63 14.57	— — — — — — —

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
CLYDE S MCGREGOR TTEE & LEANN PEDERSEN POPE TTEE CLYDE S MCGREGOR & LEANN PEDERSEN POPE REV TRUST UA DTD 10/22/2016 C/O HARRIS ASSOCIATES L.P 111 SOUTH WACKER DRIVE, SUITE 4600, CHICAGO, IL 60606	OAKMARK GLOBAL FUND OAKMARK EQUITY & INCOME FUND	— —	— —	— —	11.42 16.35
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	OAKMARK SELECT FUND OAKMARK GLOBAL SELECT FUND	— —	— —	— —	7.71 9.35
DENNIS P WAGGONER LINDA A WAGGONER JT TEN 2821 W TERRACE DR TAMPA FL 33609-4027	OAKMARK BOND FUND	—	7.69	—	—
EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	OAKMARK INTERNATIONAL FUND	—	—	—	36.86
EQUITY360 LLC 4610 CATINA LN DALLAS TX 75229-5403	OAKMARK GLOBAL SELECT FUND	—	—	—	6.80
GARY R DONAHUE 7 GUENTHER DR DUDLEY MA 01571-6147	OAKMARK BOND FUND	—	5.51	—	—
GOLDMAN SACHS & CO LLC C/O MUTUAL FUND OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2199	OAKMARK INTERNATIONAL FUND	—	—	—	5.01
HCP GLOBAL INVESTMENT FUND L.P. 1 MARITIME PLZ FL 6 SAN FRANCISCO CA 94111-3409	OAKMARK GLOBAL SELECT FUND	—	—	—	14.05
HCP GLOBAL INVESTMENT FUND-A L.P. 1 MARITIME PLZ FL 6 SAN FRANCISCO CA 94111-3409	OAKMARK GLOBAL SELECT FUND	—	—	—	9.84
J.P. MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	OAKMARK FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK EQUITY & INCOME FUND OAKMARK BOND FUND	— — — — — — —	— — — — — — —	— 7.52 — — — — —	61.32 13.78 11.80 22.51 9.99 5.40 28.92
KAUFFMAN CENTER FOR THE PERFORMING ARTS 1601 BROADWAY BLVD KANSAS CITY MO 64108-1229	OAKMARK GLOBAL FUND	—	—	—	12.43

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
KURT E WILLIAMS DONNA F WILLIAMS JT WROS 283 HIGHLAND DR JACKSON MI 49201-9165	OAKMARK BOND FUND	—	8.30	—	—
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	OAKMARK GLOBAL SELECT FUND	7.70	—	—	—
MARLA ANN MADISON 2353 11 1/4 AVE CAMERON WI 54822-4414	OAKMARK BOND FUND	—	5.47	—	—
MEHDI BAJOGHLI ZAHRA ZARY BAJOGHLI JT WROS 1016 FOUNDERS RIDGE LN MCLEAN VA 22102-2040	OAKMARK BOND FUND	—	5.55	—	—
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFITS OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E 3RDFL JACKSONVILLE FL 32246-6484	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK EQUITY & INCOME FUND	— — — — — —	— — — — — —	12.36 11.61 10.97 33.52 7.29 10.43	— — — — — —
MICHAEL MANELLI TOD SUBJECT TO TRANSFER AGENCY RULES 1111 OLD RAIL LN PARK CITY UT 84098-6640	OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK BOND FUND	— — —	— — —	— — 32.36	6.87 5.27 —
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK EQUITY & INCOME FUND	— — — — — —	— — — — — —	36.81 5.32 12.45 28.53 10.40 7.65	— — — — — —
MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	OAKMARK INTL SMALL CAP FUND	—	—	18.61	—
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 499 WASHINGTON BLVD 4TH FLOOR JERSEY CITY NJ 07310-1995	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK EQUITY & INCOME FUND	30.55 27.18 21.68 31.77 40.95 26.95 26.64	15.39 — 15.43 40.44 19.71 11.08 7.69	10.69 16.54 20.41 8.06 11.13 14.07 36.33	— — — — 22.75 — —
NATIONAL MERIT SCHOLARSHIP CORP 1560 SHERMAN AVE STE 200 EVANSTON IL 60201-4897	OAKMARK GLOBAL FUND	—	—	—	26.28
NATIXIS INVESTMENT MANAGERS LLC ATTN SUSAN FURTADO 888 BOYLSTON ST 9TH FL BOSTON MA 02199-8192	OAKMARK BOND FUND	—	—	—	28.46

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
PERSHING LLC 5455 LANDMARK PL UNIT 607 GREENWOOD VLG CO 80111-1953	OAKMARK FUND OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK EQUITY & INCOME FUND OAKMARK BOND FUND	— — — 5.22 — —	— — — — — —	— — — — — —	18.63 54.47 10.89 32.39 22.96 6.25
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK INTL SMALL CAP FUND OAKMARK BOND FUND	— — — — — —	70.99 6.32 12.87 33.26 43.57 5.44	— — — — — —	— — — — — —
RUSH UNIVERSITY MEDICAL CENTER-BEVAN FUND ATTN PATRICIA ONEIL CIO 1201 W HARRISON ST STE 2 CHICAGO IL 60607-1531	OAKMARK EQUITY & INCOME FUND	—	—	—	6.36
SAXON & CO FBO 21750684475215 PO BOX 94597 CLEVELAND OH 44101-4597	OAKMARK GLOBAL FUND	—	—	6.89	—
SAXON AND CO FBO 40400904099990 PO BOX 7780 PHILADELPHIA PA 19182-0001	OAKMARK INTL SMALL CAP FUND	—	—	—	64.23
SAXON AND CO PO BOX 7780 PHILADELPHIA PA 19182-0001	OAKMARK INTL SMALL CAP FUND	—	—	—	8.68
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	OAKMARK SELECT FUND OAKMARK GLOBAL FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTL SMALL CAP FUND	5.84 — 5.69 5.15	— — — —	— 7.85 — —	— — — —
THE CHICAGO COMMUNITY FOUNDATION 225 N MICHIGAN AVE STE 2200 CHICAGO IL 60601-7672	OAKMARK FUND OAKMARK EQUITY & INCOME FUND	— —	— —	— —	5.16 5.75
THOMAS W MURRAY JR 4533 WOODLAND AVE WESTERN SPRGS IL 60558-1506	OAKMARK BOND FUND	—	—	16.51	—
THOMAS W MURRAY TTEE NYGREN 2015 FAMILY CHARITABLE TRUST UA DTD 12/07/2015 111 S WACKER DR STE 4600 CHICAGO IL 60606-4319	OAKMARK SELECT FUND	—	—	—	5.57
TODD BARIGLIO TOD SUBJECT TO TRANSFER AGENCY RULES 207 WATER ST WRITSVLLE BCH NC 28480-3147	OAKMARK EQUITY & INCOME FUND	—	—	—	7.16
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	OAKMARK FUND OAKMARK GLOBAL SELECT FUND OAKMARK INTERNATIONAL FUND OAKMARK EQUITY & INCOME FUND	— — — —	6.97 15.84 10.19 8.91	— — — —	— — — —

Name and Address	Fund	Percentage of Outstanding Investor Class Shares Held (%)	Percentage of Outstanding Advisor Class Shares Held (%)	Percentage of Outstanding Institutional Class Shares Held (%)	Percentage of Outstanding R6 Class Shares Held (%)
UMB BANK NA CUST IRA FBO SANDRA S HAUSERMAN PO BOX 583 TAHOE CITY CA 96145-0583	OAKMARK BOND FUND	—	5.47	—	—
UMB BANK NA CUST SEP IRA FBO DAVID GRUSHESKI 35 JAMES ST ATTLEBORO MA 02703-3949	OAKMARK BOND FUND	—	7.00	—	—
UMB BANK NA CUST SEP IRA FBO RUTH ZIMM-MCMAHON 12304 NORTHLAKE CT RICHMOND VA 23233-6635	OAKMARK BOND FUND	—	49.57	—	—
VRSCO FBO AIGFSB CUST TTEE FBO MOSES CONE HEALTH SYSTEM 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7100	OAKMARK INTL SMALL CAP FUND	5.13	—	—	—
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	OAKMARK FUND OAKMARK GLOBAL SELECT FUND OAKMARK EQUITY & INCOME FUND	—	— — —	6.52 6.41 13.02	— — —
WILLIAM NYGREN TTEE WILLIAM NYGREN REVOCABLE TRUST FBO WILLIAM NYGREN DTD 03-11-94 111 S WACKER DR STE 4600 CHICAGO IL 60606-4319	OAKMARK SELECT FUND OAKMARK BOND FUND	— —	— —	— —	9.59 29.21

As of December 31, 2021, the following shareholders owned of record or beneficially more than 25% of the outstanding shares of a Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to "control" a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund's shareholders.

Fund	Name and Address	Percent Owned
OAKMARK SELECT FUND	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	35.83%
OAKMARK INTL SMALL CAP FUND	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	25.18%
OAKMARK EQUITY AND INCOME FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 499 WASHINGTON BLVD 4TH FLOOR JERSEY CITY NJ 07310-1995	25.70%
OAKMARK BOND FUND	J.P. MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	27.39%

Fund	Name and Address	Percent Owned
OAKMARK BOND FUND	NATIXIS INVESTMENT MANAGERS LLC 888 BOYLSTON ST 9TH FL BOSTON MA 02199-8192	26.96%
OAKMARK BOND FUND	WILLIAM NYGREN TTEE THE WILLIAM NYGREN REVOCABLE TRUST UA DTD 03/11/1994 C/O HARRIS ASSOCIATES 111 S WACKER DR STE 4600 CHICAGO IL 60606-4319	27.67%

Investment by Funds of Funds or Other Large Shareholders

From time to time, some shareholders or intermediaries may hold a significant percentage of the total shares of a Fund. For example, a fund of funds or a discretionary investment model program sponsored by an intermediary may have substantial investments in one or more of the Funds.

As a result, a Fund may experience large redemptions or inflows due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund's performance. In the event of such redemptions or inflows, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund's brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund's shares, have short investment horizons, or have unpredictable cash flow needs, a large redemption by these shareholders could cause expenses to increase, or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. Redemptions of Fund shares also could accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other large shareholder purchases or redeems a substantial portion of a Fund's shares.

When possible, a Fund will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects. Such actions may include, but are not limited to, redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

PURCHASING AND REDEEMING SHARES

Each Fund's shares are divided into four share classes: Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares. As described more fully in the Funds' prospectus, Shares of the Funds are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or the Adviser. Institutional Class Shares of the Bond Fund and R6 Class Shares of all other Funds, are also offered for purchase to current and former trustees of the Trust and their immediate family members, and current officers or employees of the Trust or the Adviser and their immediate family members regardless of account minimums. The Adviser, at its sole discretion, and on a case-by-case basis, may make exceptions regarding the eligibility requirements of any share class. Investor Class Shares of a Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Funds," "How to Purchase Shares," and "How to Redeem Shares."

Net Asset Value

The Funds' NAVs are normally determined only on days which the New York Stock Exchange (the "NYSE") is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day,

Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange ("FLEX") options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures.

Trading in the portfolio securities of International Fund, International Small Cap Fund, Global Fund and Global Select Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on days (such as Saturday) when the NYSE is not open and the Funds do not calculate their NAV. In addition, trading in the Funds' portfolio securities may not occur on days when the NYSE is closed. Therefore, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the Funds' portfolio securities and the value of the Funds' portfolios may be significantly affected on days when shares of the Funds may not be purchased or redeemed. Even on days on which both non-U.S. markets and the NYSE are open, several hours may have passed between the time when trading in a non-U.S. market closes and the NYSE closes and the Funds calculate their NAVs.

Computation of NAV (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable. A Fund may value a security at a fair value if it appears that the valuation of the security has been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. The Trust has retained a third party service provider to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

The Trust has adopted policies and procedures regarding the correction of any error in the computation of NAV in accordance with guidance provided by the SEC. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV

If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds, the Fund may have incurred a net fund loss. The Fund determines whether it has incurred a net fund loss or a net fund benefit during the error period.

If the Fund has incurred a net fund loss, the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a net fund benefit from the error, no action is taken. A net benefit cannot be carried forward to offset a future fund loss.

= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder's account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Shares Purchased through Intermediaries

Shares of any of the Funds may be purchased through intermediaries, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Funds for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares.

An intermediary that is an authorized agent of the Funds accepts purchase and sale orders pursuant to an agreement. Any purchase or sale is made at the NAV next determined after receipt and acceptance of the order by the intermediary. Federal securities laws require intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the NAV next determined after that business day. The Funds have no ability to verify compliance by the intermediaries with that requirement. Certain intermediaries perform recordkeeping, administrative and/or shareholder servicing services for their customers. In some circumstances, the Funds and the Adviser will pay an intermediary for providing those services. Each Fund pays a portion of the fees charged by an intermediary for those services provided to the underlying beneficial owners of shares of the Fund. The Adviser pays the balance of the intermediary's fees, which may include compensation for marketing or distribution services provided by the intermediary, if any. In addition, the Adviser and/or the Funds' distributor may make payments for various additional services or other expenses for the services listed above or for distribution-related services out of their profits or other available sources.

Although Fund share transactions may generally be done directly with the Funds at no charge, certain intermediaries may charge a commission, a transaction-based fee or other fee for their services. Those charges are retained by such intermediaries and are not shared with the Funds, the Adviser or the Funds' distributor. The Funds reserve the right to waive minimum investment requirements for purchases made through intermediaries, although intermediaries may impose their own minimum investment requirements.

Redemption In-Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Net Asset Value" above, except that each Fund, except Bond Fund, is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. When a Fund determines it to be in the Fund's best interest, a Fund in its discretion may elect to honor a shareholder's request to receive redemption proceeds in kind, either to meet Fund liquidity needs, for optimization of the Fund's portfolio or a combination thereof. The specific security or securities to be distributed will be determined by the Fund and could include a pro-rata slice of a Fund's portfolio, individual securities, or a non pro-rata slice of a Fund's portfolio dependent upon various circumstances and subject to any applicable laws or regulations. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. There is a risk that redemption in-kind activity could negatively impact the market value of the securities redeemed in-kind and, in turn, the NAV of such Funds. The Adviser believes that the benefits of the transactions outweigh the risk of potential negative NAV impact.

Liquidity Program

The Funds may participate in a liquidity program with a service provider, designed to provide an alternative liquidity source for any Fund experiencing outflows. Pursuant to the program, the service provider provides a Fund with a source of cash to meet net shareholder redemptions as necessary each business day to purchase the Fund's shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of the Fund's shares, the service provider then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by the service provider or at other times at the service provider's discretion. While the service provider holds the Fund's shares, it will have the same rights and privileges with respect to those shares as any other shareholder. It will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's redemption in-kind policies described under "Redemption in-Kind" above. For use of this service, a participating Fund pays a fee to the service provider each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such investments in connection with the liquidity program are not subject to the limitations described in "Excessive and Short-Term Trading" in this prospectus. The Adviser believes that the program assists in stabilizing a Fund's net assets to the benefit of the Fund and its shareholders.

Small Account Fee and Redemption Policy

Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to assess an annual fee of $25 on any account or to redeem all the shares in any account, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. Prior to redeeming all of the shares in such account, a Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more. The Trust's agreement and declaration of trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the Board.

Money Market Exchange Fund

The Adviser acts as a Service Organization for the Oakmark Units of the Goldman Sachs Trust. Oakmark Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser may receive fees at a rate of 0.25% from the Financial Square Treasury Solutions Fund based on the average annual net assets of the Oakmark Units held in the Financial Square Treasury Solutions Fund.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.

Identity Theft Prevention Program

The Funds are required to comply with federal regulations related to the prevention of identity theft. Consequently, the Funds have adopted a policy to monitor and take action with respect to patterns, practices or specific activities that indicate the possible existence of identity theft, and the Funds conduct their operations in a manner that is consistent with industry practice in that regard. The Funds are required by law to obtain certain personal information from shareholders, which will be used to verify a shareholder's identity. When a shareholder opens an account, he or she will be asked for his, her or its name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow them to be identified. The Funds also may request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If a shareholder does not provide the personal information requested on the account application, the Funds may not be able to open the account. Failure to provide the personal information requested on the account application also may result in a delay in the date of a shareholder's purchase or in the rejection of the application and the return of the shareholder's investment monies. After a shareholder's account has been opened, if the Funds are unable to verify the shareholder's identity, the Funds reserve the right to close the account or take such other steps as the Funds deem reasonable. Furthermore, DST Asset Manager Solutions, Inc., the Funds' transfer agent, implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

ADDITIONAL TAX INFORMATION

General

Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's NAV may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

The maximum tax rate on long-term capital gains of noncorporate investors is 20%. "Qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements is taxed at applicable long-term capital gain rates. The amount of dividends that may be eligible for this reduced rate of tax may not exceed the amount of aggregate qualifying dividends received by a Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on sale of Fund shares held for six months or less, your short-term loss will be recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

A Fund may be required to withhold federal income tax ("backup withholding") at a rate of 24% from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•  You fail to furnish your properly certified social security or other tax identification number;

•  You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•  You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•  The IRS informs the Fund that your tax identification number is incorrect.

A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to any shareholder who fails to meet prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual who provides the certifications required to avoid backup withholding; however, shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required. Those certifications are contained in the application that you complete when you open your Fund account. Each Fund must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for the Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

Investment in Non-U.S. Securities

Dividends received by a Fund from non-U.S. corporate issuers are not expected to be eligible for the dividends-received deduction for corporate shareholders. Capital gain distributions paid by the Funds are never eligible for this deduction.

Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Eligible Funds intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified after the close of each taxable year of a Fund if the foreign taxes paid by the Fund will "pass through" for that year.

Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. In addition, tax laws frequently change. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

DISTRIBUTOR

Shares of the Funds are offered for sale by HASLP without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders, pursuant to a distribution agreement with the Adviser

("Distribution Agreement"). HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers Fund shares only on a best efforts basis. HASLP is located at 111 South Wacker Drive, Chicago, Illinois 60606-4319.

PORTFOLIO HOLDINGS DISCLOSURE

The Adviser maintains portfolio holdings disclosure policies and procedures ("the Policy") that govern the timing and circumstances of disclosure to shareholders, affiliates, service providers and other third parties of information regarding the portfolio investments held by a Fund. The Policy has been approved by the Board of Trustees and is designed to address conflicts of interest between shareholders, on the one hand, and the Adviser or any affiliated person of either the Adviser or the Funds, on the other. The Board periodically reviews the Policy to ensure it adequately protects, and is in the best interests of, Fund shareholders. It is the policy of the Funds and their service providers to protect the confidentiality of portfolio holdings and to prevent the selective disclosure of non-public information about a Fund's portfolio holdings. Notwithstanding the above, there is no assurance that the Policy will protect the Funds from the potential misuse of holdings by an individual or firms in possession of that information.

Pursuant to the Policy, no person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Adviser or Harris Associates Securities L.P.) in connection with the release of information relating to a Fund's portfolio holdings.

Information concerning each Fund's portfolio holdings is available via the Oakmark website at: Oakmark.com. A complete listing of each Fund's portfolio holdings as of the end of each fiscal quarter is posted on the website usually within 10 business days after the end of the quarter. Generally, no earlier than five business days after a non-fiscal quarter month-end, a Fund may post on Oakmark.com certain portfolio information (such as holding names and weights, but not new holdings since the prior quarter-end). This information will typically remain available at this website until information for the subsequent month or quarter, as applicable, has been posted. Any such update regarding portfolio information would be in addition to and not in lieu of the holdings disclosure policies described above to disclose each Fund's complete list of portfolio holdings on a quarterly basis.

You may also access portfolio information as of the end of the Fund's fiscal quarters via a link to the Fund and share class name at Oakmark.com. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain a complete listing of the Fund's portfolio holdings as of the end of a Fund's second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC's website at sec.gov. Each fiscal quarter, each Fund will file with the SEC a complete schedule of its monthly portfolio holdings on "Form N-PORT". The quarter end Form N-PORT reports are available, free of charge, on the EDGAR database on the SEC's website at sec.gov.

Rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of portfolio holdings in order to rank or rate a Fund or to assess the risks of a Fund's portfolio or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with portfolio holdings in order to allow the intermediary to prepare Fund information for shareholders on a timely basis. Portfolio holdings released to these parties are the same portfolio holdings posted to the Funds' website each calendar quarter. Pursuant to the Policy, the Adviser may disclose a complete list of each Fund's portfolio holdings to any person on a quarterly basis as soon as Fund Manager Commentary and holdings are posted to the Oakmark website, usually within 10 business days after quarter-end.

Each Fund also may disclose non-public portfolio holdings to its affiliates, third-party service providers or counterparties in connection with services being provided or transactions being entered into, such as, among other things, custodial, brokerage, research, analytics, securities lending, alternative liquidity source programs, accounting and legal. The disclosure of portfolio holdings to such third parties generally will be subject to a requirement that those third parties maintain the confidentiality of such information and that the information be used only for a stated legitimate business purpose other than for trading. The Trust's CCO and the President of the Funds, Principal Financial Officer of the Funds, General Counsel or Chief Compliance Officer of the Adviser are authorized to disclose each Fund's portfolio securities in accordance with the procedures.

Pursuant to the Policy, the Adviser may disclose a partial or complete list of each Fund's non-public portfolio holdings as follows:

1.  To third-party service providers and counterparties as is necessary for each service provider or counterparty to fulfill its obligations to the Funds. For purposes of these procedures, service providers include each Fund's principal underwriter (Harris Associates Securities L.P.), custodian (State Street), transfer agent (DST Asset Manager Solutions), administrator (the Adviser), sub-administrator (State Street), auditors (Deloitte—Funds; Natixis and Ernst & Young as internal auditors), attorneys (K&L Gates LLP, et. al.), tax services provider (Deloitte & Touche LLP), financial printer (Toppan Merrill), broker-dealers and intermediaries, securities lending agent (State Street), research providers (FactSet), analytics, alternative liquidity source providers, banks, proxy voting services (Institutional Shareholder Services) or such other persons or entities that a Fund may engage from time-to-time;

2.  To any shareholder receiving a redemption in-kind, subject to the requirements of Funds' Redemptions In-Kind Policy;

3.  Holdings information on Form N-PORT may be disclosed to the Investment Company Institute; and

4.  To prepare and file ordinary disclosures, for example, routine government or self-regulatory filings such as Form N-PORT, 13Fs, 13Ds, foreign filings, among others.

In addition to those set out above, as of December 31, 2021, the following entities receive information about the Funds' portfolio securities pursuant to an ongoing arrangement with the Funds in connection with services provided to the Funds:

Entity	Fund(s)	Type	Frequency	Purpose
APTimum Formation Développement (APT)	All Funds	Full portfolio holdings	Monthly	Performing functions related to liquidity and risk monitoring
BIDS	All Funds	Certain portfolio holdings	Daily	Electronic crossing networks
Bloomberg L.P.	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services, market research, analytics and security data, portfolio management and risk management
Brown Brothers Harriman & Co.	All Funds	Transactions	Daily	Trade settlement and communications services
Charles River Investment Management Solution ("CRIMS")	All Funds	Full portfolio holdings	Daily	Operating Management System for trading and portfolio compliance
Courtland Capital Markets Services LLC	Certain Funds	Certain portfolio holdings	Daily	Bank loan services
Deloitte	Certain Funds	Certain portfolio holdings	Ad hoc	Tax reclaim services
Diligent	All Funds	Full portfolio holdings	Quarterly	Board of Trustees services
Dinkum Management Consultants Co., Ltd.	Certain Funds	Certain portfolio holdings	Ad hoc	Foreign tax agent
Eagle Investment Systems Corp.	All Funds	Full portfolio holdings	Daily	Performance analytics and security reference master services

Entity	Fund(s)	Type	Frequency	Purpose
Fidelity National Information Services, Inc. ("FIS") XSPrisa	All Funds	Full portfolio holdings	Daily	Corporate action services
Financial Recovery Technologies ("FRT")	All Funds	Full portfolio holdings	Quarterly; Ad hoc	Class action services
FundApps Inc.	All Funds	Full portfolio holdings	Daily	Large position reporting and compliance
Gresham Technologies plc	All Funds	Portfolio holdings & transactions	Daily	Portfolio holdings reconciliation and trade communication services
IHS Markit Ltd.	Certain Funds	Certain portfolio holdings	Daily	Performing functions related to pricing vendor services
InfoReach	All Funds	Full portfolio holdings	Daily	Trading services
Institutional Shareholder Services ("ISS")	All Funds	Full portfolio holdings	Quarterly and ad hoc	ESG classification services
Intercontinental Exchange Inc. ("ICE")	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services
Intercontinental Exchange Inc. ("ICE") Data Services	All Funds	Full portfolio holdings	Daily	Performing functions related to the liquidity classification of investments
Iron Mountain	All Funds	Full portfolio holdings	Ad hoc	Books and records offsite storage facility
JPMorgan Chase & Co	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services
KPMG LLC	All Funds	Full portfolio holdings	Daily	Tax compliance services
LiquidNet	All Funds	Certain portfolio holdings	Daily	Electronic crossing networks
Luminex	All Funds	Certain portfolio holdings	Daily	Electronic crossing networks
McDonald Information Services, Inc. ("MIS")	All Funds	Certain portfolio holdings	Daily	Customer identification services
Micro Focus	All Funds	Full portfolio holdings	Daily	E-mail and archival system and supervision
MindTree Limited	All Funds	Full portfolio holdings	Daily	Managed service provider
MSCI's ESG Manager	All Funds	Full portfolio holdings	Ad hoc	ESG classification services
Natixis IM	All Funds	Full portfolio holdings and liquidity information	Daily	Performing functions related to liquidity and risk monitoring, internal audit and as seed investor in the Oakmark Bond Fund
Omgeo LLC	All Funds	Full portfolio holdings	Daily	Trade matching services
Pershing LLC	Certain Funds	Options holdings and collateral securities	Daily when Fund holds options	Prime brokerage services
PricewaterhouseCoopers Private Limited	Certain Funds	Certain portfolio holdings	Ad hoc	Foreign tax agents
Redi2 Technologies Inc. Revenue Manager	All Funds	Full portfolio holdings	Monthly	Billing services

Entity	Fund(s)	Type	Frequency	Purpose
State Street Corporation	All Funds	Full portfolio holdings	Daily	FX trading platform and securities lending agent
Tableau	All Funds	Full portfolio holdings	Daily	Performing functions related to trade cost analysis
Thomson Reuters Corporation	All Funds	Full portfolio holdings	Daily	Performing functions related to pricing vendor services
TradeWeb Markets LLC	Certain Funds	Certain portfolio holdings	Daily	Fixed Income trading platform
Trumid	Certain Funds	Certain portfolio holdings	Daily	Fixed Income trading platform
UBS	Certain Funds	Options holdings and collateral securities	Daily when Fund holds options	Prime brokerage services
Virtu	All Funds	Full portfolio holdings	Daily	Performing functions related to trade cost analysis
Virtu	All Funds	Certain portfolio holdings	Daily	Electronic crossing networks
Wtax	Certain Funds	Certain portfolio holdings	Ad hoc	Tax reclaim services

Other registered investment companies that are advised or sub-advised by the Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to each Fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

The Adviser may disclose portfolio attribution information immediately for those requests involving prior quarters, and for the current quarter, provided the Fund Manager Commentary and holdings are posted to the Oakmark website, which is usually within 10 business days after quarter-end. Portfolio attribution is any information relating to a Fund's portfolio that contributes to the Fund's performance for a particular time period. Such information includes, but is not limited to, the top ten holdings (equity and/or debt) of the Fund, a list of the top and bottom performing holding(s), industries and/or sectors within a Fund, significant security purchases and sales, income distributions, potential capital gains, asset allocations, turnover rates, country allocations, and fund characteristics (e.g., P/E, P/B, Beta, duration, and market caps). The Adviser may disclose performance information and other information (not including portfolio holdings or portfolio attribution) about a Fund to the third-party service providers of the Funds as is necessary for each service provider to fulfill its obligations to the Funds.

The Adviser may disclose any information about a Fund that is not otherwise covered by these procedures, subject to a determination by the Funds' chief compliance officer and the president of the Funds, the chief financial officer of the Funds, the general counsel of the Adviser or the chief compliance officer of the Adviser, that disclosure of such information in the manner and at the time proposed is consistent with a legitimate business purpose of the Funds. Should the Funds' chief compliance officer be unavailable to make such a determination, the determination shall be made by any two of the other individuals and shall be subject to the review of the Funds' chief compliance officer as soon as reasonably practicable. Should each of the president of the Funds, the chief financial officer of the Funds, the general counsel of the Adviser or the chief compliance officer of the Adviser be unavailable to make such a determination, the determination shall be made by any other officer of the Funds. Notwithstanding any of the foregoing, the Adviser or Harris Associates Securities L.P. may disclose any information about the Funds pursuant to a good faith determination by the Adviser's Legal and Compliance Department that such disclosure is required to be disclosed by law, rule or regulation. In the event such disclosure is required by judicial or administrative order or some other non-ordinary required disclosure, the Adviser will, to the extent permitted by such law, rule, regulation or order, inform the Funds' chief compliance officer prior to making such disclosure.

PORTFOLIO TRANSACTIONS

The Adviser is responsible, subject to the supervision of the Board, for selecting brokers and dealers ("brokers") for the execution of each Fund's portfolio transactions. The Adviser seeks to place purchase and sale orders in a manner that is fair and reasonable to each Fund. The primary consideration in placing all portfolio transactions is the Adviser's ability to obtain "best execution" of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution the Adviser takes into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by the Adviser in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, the Adviser takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in the Adviser's judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the 1934 Act. Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to the Adviser by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as "soft dollar arrangements." Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines that an arrangement qualifies for the safe harbor provided by Section 28(e).

The Adviser is the principal source of information and advice to the Funds, and the research and other services provided by brokers to the Adviser are considered to be in addition to the information and advice provided by the Adviser to the Funds. The Board recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. In addition, it is understood by the Board that other clients of the Adviser, including those clients who are restricted from participating in soft dollar arrangements, might also benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by the Adviser for the Funds. Likewise, the Funds may benefit from research and other services obtained from brokers through whom other clients of the Adviser effected securities transactions.

If the Adviser receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, the Adviser will make a good faith determination as to the cost of such "mixed-use item" between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

The Adviser also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In "client commission arrangements" or "commission sharing arrangements," the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated "research pool(s)" maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Adviser directs a trade to a broker with instructions that the broker execute the transaction, but "step-out" all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. The Adviser only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Adviser effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the Board.

Factors such as the overall volume of trading in which the Adviser engages on behalf of the Funds and the Adviser's other clients may affect the commission rates paid on transactions. Thus, for example, if one or more Funds dispose of portfolio securities by distributing them in kind to redeeming shareholders rather than by selling them through a broker, the aggregate volume of trades the Adviser places through brokers may be reduced. In order to continue to receive eligible brokerage or research products or services provided from executing brokers or third-party vendors, despite the reduced aggregate trading volume, the Adviser may cause its clients (including the Funds) to pay higher commission rates (but still within industry norms) on certain brokerage transactions than might otherwise have been incurred.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings and secondary/follow-on offerings) paid by each Fund during the periods indicated. No Fund paid brokerage commissions to an affiliated broker-dealer during any of the periods indicated below.

Oakmark Fund, Select Fund, International Fund, and International Small Cap Fund experienced material changes to the aggregate dollar amount of brokerage commissions paid during the most recent fiscal year compared to either or both of the prior two years. These changes resulted from various factors, including, among other things, significant net flows into or out of a Fund, changes to a Fund's portfolio turnover rate, changes in brokerage commission rates, and (in the case of Oakmark Fund and Select Fund) dispositions of certain portfolio holdings through redemptions in kind to redeeming shareholders rather than through sales through brokers.

	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019
Oakmark Fund Aggregate Commissions	$1,529,703	$7,682,759		$10,019,759
Select Fund Aggregate Commissions	$807,251	$2,218,548		$4,496,908
Global Fund Aggregate Commissions	$607,570	$397,661		$425,860
Global Select Fund Aggregate Commissions	$667,205	$610,046		$559,508
International Fund Aggregate Commissions	$8,991,317	$7,203,042		$14,409,474
International Small Cap Fund Aggregate Commissions	$626,119	$442,616		$930,493
Equity and Income Fund Aggregate Commissions	$497,049	$1,241,977		$944,776
Bond Fund Aggregate Commissions	$2,841	$1,102	*	N/A^

*  Fiscal period from June 10, 2020 (commencement of operations of Bond Fund) to September 30, 2020.

^  No data available because this Fund had not yet commenced operations.

During the year ended September 30, 2021, brokers that provided research products or services to the Adviser were paid the following commissions on portfolio transactions in connection with soft dollar arrangements: Oakmark Fund, $469,081; Select Fund, $161,555; Global Fund, $145,259; Global Select Fund, $174,866; International Fund, $2,981,859; International Small Cap Fund, $193,142; Equity and Income Fund, $354,499; Bond Fund, $1,067, and the aggregate dollar amounts involved in those transactions for those respective Funds were: $1,776,629,858, $626,526,585, $455,963,899, $585,616,730, $6,910,294,866, $426,210,238, $1,302,307,804, and $190,436.

Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

When the Adviser believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Adviser may aggregate its clients' orders ("Aggregated Orders"), including orders on behalf of the Funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market's close when the average price can be calculated. The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, the Adviser uses an automated application that determines an average execution price and then allocates securities among the accounts participating in the order. Institutional accounts, including the Funds, are generally allocated in proportion to the size of the order placed for each account (i.e., pro rata).

Although the Adviser believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover also results in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

During the most recent fiscal year, Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund and Equity and Income Fund acquired securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2021, those Funds held securities of such regular brokers or dealers having the following aggregate values:

Oakmark Fund held $460,391,475 of Bank of America Corp. stock, $235,070,035 of The Bank of New York Mellon Corp. stock, $514,012,356 of Citigroup, Inc. stock, $417,723,150 of The Goldman Sachs Group, Inc. stock, $328,527,216 of State Street Corp. stock, and $324,870,000 of Wells Fargo & Co. stock.

Select Fund held $251,342,205 of Bank of America Corp. stock and $276,650,262 of Citigroup, Inc. stock.

Global Fund held $62,465,175 of Bank of America Corp. stock, $13,579,830 of Citigroup, Inc. stock, $54,726,410 of Credit Suisse Group AG stock and $5,053,458 of Credit Suisse Group AG debt.

Global Select Fund held $81,342,690 of Bank of America Corp. stock, $71,330,952 of Citigroup, Inc. stock and $81,060,158 of Credit Suisse Group AG stock.

International Fund held $961,194,661 of BNP Paribas SA stock, $829,072,439 of Credit Suisse Group AG stock and $80,536,821 of Credit Suisse Group AG debt.

Equity and Income Fund held $299,713,980 of Bank of America Corp. stock, $5,597,263 of Bank of America debt, $177,529,714 of Citigroup, Inc. stock, $40,602,174 of Citigroup, Inc. debt, $10,375,750 of The Goldman Sachs Group, Inc. debt, $55,339,104 of State Street Corp. stock and $8,709,594 of Wells Fargo & Co. debt.

DECLARATION OF TRUST

The Trust was organized as a Massachusetts business trust on February 1, 1991. It operates pursuant to an Amended and Restated Agreement and Declaration of Trust dated October 19, 2016. Some of the more significant provisions of the Declaration of Trust are described below.

Description of Shares

The Declaration of Trust provides that the shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's Board. All shares of a Fund of a given class have equal rights in the event of liquidation of that class. All shares issued will be fully paid and non-assessable and will have no preemptive or other rights to receive, purchase, or subscribe for any additional shares of other securities issued by the Trust. The Board may divide the shares of any Fund into two or more classes and may divide or combine the shares of any Fund or class into a greater or lesser number without changing the proportionate beneficial interests in the Fund or class.

Shareholder Meetings

The Board does not hold annual meetings of shareholders of the Funds. The Declaration of Trust provides that the Board may call special meetings of shareholders of a Fund or class if required by the 1940 Act, for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any Fund or class as provided for in the Declaration of Trust, or for any other matter deemed by the Board to be necessary and desirable.

Shareholder, Trustee, and Officer Liability

The Declaration of Trust provides that shareholders are not personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is remote. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust.

The Declaration of Trust further provides that the members of the Board (each a "Trustee") are not personally responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Board is also not personally liable for instruments executed on behalf of the Trust. No person who is or has been a Trustee, employee or officer of the Trust is subject to personal liability in connection with the Trust, and to satisfy claims arising in connection with the affairs of the Trust, employees, officers and the Trustees may look to the property of the Trust. No person who is or has been a Trustee, officer or employee of the Trust is liable to the Trust or any other person for any action, failure to act, errors of judgment, or mistakes of fact or law, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard.

Amendments to the Declaration to Trust

The Declaration of Trust provides that the Board has the authority to amend the Declaration of Trust without shareholder approval to change the name of the Trust, to add to the Board's duties or surrender rights or powers, to cure any ambiguity, and to eliminate or add new provisions to the Declaration of Trust which may incorporate state or federal law.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), 1 Iron Street, CCB 0502, Boston, Massachusetts 02210-1641, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust. For example, as custodian, State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds. State Street also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund's compliance with its investment guidelines, testing each Fund's compliance with Subchapter M of the Code, calculating each Fund's periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Board and each Fund's shareholders and for filing with the SEC, and calculating each Fund's excise tax distributions. Each Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

DST Asset Manager Solutions ("DST"), 2000 Crown Colony Dr, Quincy, MA 02169, performs transfer agency services for the Funds. DST maintains shareholder accounts and prepares shareholder account statements, processes shareholder transactions, prepares distribution payments, and maintains records of Fund transactions. The Trust pays DST for its services based on the number of open and closed shareholder accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Trust performs an annual audit of the Trust's financial statements. The Trust's audit committee has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be the Trust's independent registered public accounting firm.

APPENDIX A — BOND RATINGS

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and S&P Global Ratings, a separately identifiable business unit within Standard & Poor's Financial Services LLC ("S&P").

Ratings by Moody's (Global Long-Term Rating Scale):

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Ratings by S&P (Long-Term Issue Credit Ratings):

AAA. An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

A-1

BBB. An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

NR. This indicates that a rating has not been assigned or is no longer assigned.

*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

APPENDIX B—FINANCIAL STATEMENTS

The audited financial statements for each of the Funds for the fiscal year ended September 30, 2021, the notes thereto and report of the independent registered public accounting firm thereon are incorporated herein by reference from the Trust's annual report.

B-1